SUPPLEMENT DATED MAY 1, 2017
TO PROSPECTUS DATED MAY 1, 2002
ML LEGACY POWER
Issued through
Merrill Lynch Variable Life Separate Account
By
Transamerica Advisors Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus.

Range of Annual Portfolio Operating Expenses (as a percentage of each portfolio's average net assets)

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.46%	1.64%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers or reimbursements of fees and expenses)[10]	0.30%	1.25%

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The following sentence was added under "Premiums- Making Additional Payments" in the prospectus:

Note: We reserve the right to reject any form of payment.  Any unacceptable forms of payment will be returned.
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The following paragraph was added under "Legal Proceedings" in the prospectus:

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property.  The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
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For additional information, you may contact us at the Service Center at (800) 354-5333 or write to:  Transamerica - Service Center at P.O. Box 19100, Greenville, SC 29602-9100.

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PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS